EMPLOYMENT AGREEMENT

                  AGREEMENT entered into effective as of the 16th day of October, 1996, by and between NUCO2 INC., a Florida corporation having its principal office at 2800 S.E. Market Place, Stuart, Florida 34995 (hereinafter referred to as the "Corporation"), and JOANN SABATINO, residing at 64 Round Tree Drive, Melville, New York 11747 (hereinafter referred to as the "Employee").

                              W I T N E S S E T H:

                  WHEREAS, the Corporation desires to employ the Employee and the Employee desires to be employed by the Corporation upon the terms and subject to the conditions hereinafter set forth,

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, it is agreed as follows:

                  1. (a) The Corporation hereby employs the Employee and the Employee agrees to work for the Corporation as its Chief Financial Officer. The Employee shall serve as and perform the duties of Chief Financial Officer of the Corporation during the term of this Agreement.

                           (b)      The Employee shall serve as a member or ex-
officio member of such of the Corporation's committees as the Board of Directors of the Corporation shall designate.

                           (c)      The  Employee  agrees  to  devote  her  full
business time during regular business hours to working for the Corporation and performing the aforesaid duties and such other duties as shall from time to time be assigned to her by the Board of Directors of



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the Corporation consistent with her position as Chief Financial Officer.  During the term of her employment hereunder, the Employee shall have no interest in, or perform any services during regular business hours for any other company, whether or not such company is competitive with the Corporation, except that (i) this prohibition shall not be deemed to apply to passive investments in
businesses  not  competitive   with  the  business  of  the  Corporation  or  to
investments of 5% or less of the outstanding stock of public companies whose stock is traded on a national securities exchange or in the over-the-counter market and (ii) until January 31, 1997, the Employee may provide consulting services to Cooper, Selvin & Strassberg LLP. For purposes of this Paragraph l(c), a "passive investment" shall be deemed to mean investment in a business which does not require or result in the participation of the Employee in the management or operations of such business except during times other than regular business hours and which does not interfere with her duties and responsibilities to the Corporation. Nothing contained herein shall limit the right of the Employee to make speeches, write articles or participate in public debate and discussions in and by means of any medium of communication provided that such activities are not inconsistent with the Employee's obligations hereunder.

                           (d)      Consistent  with  the  Employee's  aforesaid
duties the Employee shall, at all times during the term hereof, be subject to the supervision and direction of the Board of Directors of the

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Corporation with respect to her duties, responsibilities and the exercise of her powers.

                           (e)      The services of the Employee hereunder shall
be rendered primarily in Stuart, Florida at the Corporation's principal executive offices; provided, however, that the Employee shall make such trips outside of Stuart, Florida as shall be reasonably necessary in connection with the Employee's duties hereunder.

                  2. The Corporation shall pay to the Employee during the term of her employment by the Corporation and the Employee shall accept as her entire compensation for her services hereunder:

                           (a)      A base salary ("Base Salary") at the rate of
$150,000 per annum or such greater rate as may from time to time be authorized by the Board of Directors of the Corporation, payable in accordance with the Corporation's regular payment schedule for its employees.

                           (b)      Bonuses  in   amounts   from  time  to  time
determined by the Board of Directors of the Corporation in its sole and absolute discretion.

                           (c)      The Corporation  shall grant to the Employee
incentive and non-qualified stock options (the "Options") pursuant to the Corporation's 1995 Stock Option Plan to purchase up to One Hundred Thousand (100,000) shares of the Corporation's common stock, $.001 par value, such Options to be evidenced by agreements attached hereto as EXHIBITS A AND B.

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                           (d)      The Corporation  will reimburse the Employee
for her necessary and reasonable out-of-pocket expenses incurred in the course of her employment and in connection with her duties hereunder.

                           (e)      The  Corporation  will  provide the Employee
with medical insurance coverage under the Corporation's group medical insurance policy and the Employee shall be entitled to participate in all other health, welfare, retirement, disability, and other benefit plans, if any, available to employees and senior executives of the Corporation.

                           (f)      The  Employee  shall  be  entitled  to  paid
vacation and/or sick days during each twelve (12) month period during the term of this Agreement of the same duration as provided to other executive officers of the Corporation.

                  3. The term of the Employee's employment hereunder shall be deemed to commence effective as of October 16, 1996 and shall continue, except as otherwise provided herein, through October 15, 1999.

                  4.       (a)      Except as  otherwise  provided  herein,  the
term of the employment of the Employee shall terminate:

                           (i)      automatically   upon   the   death   of  the
Employee;

                           (ii)     at  the  option  of  the  Corporation,  upon
written notice thereof to the Employee, in the event that the Employee shall become permanently incapacitated (as hereinafter defined); and

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                           (iii)    at the  option of the  Corporation,  upon 30
days' prior written notice thereof to the Employee specifying the basis thereof, in the event of a material breach by the Employee of any of the provisions of this Agreement which is not cured by the Employee within thirty (30) days after the Employee is provided with such written notice, or in the event that the Employee shall, during the term of this Agreement, engage in any criminal conduct constituting a felony and criminal charges are brought against the Employee by a governmental authority or, in the determination of the Board of Directors of the Corporation, be guilty of willful malfeasance or gross
negligence  which   materially  and  adversely   affects  the  business  of  the
Corporation ("Cause").

                           (b)      For purposes of this Agreement, the Employee
shall be deemed permanently incapacitated in the event that the Employee shall, by reason of her physical or mental disability, fail to substantially perform her usual and regular duties for the Corporation for a consecutive period of twelve (12) months or for twelve (12) months in the aggregate in any eighteen
(18) month period; provided, however, that the Employee shall not be deemed permanently incapacitated unless and until a physician, duly licensed to practice medicine and reasonably acceptable to the Corporation and the Employee, shall certify in writing to the Corporation that the nature of the Employee's disability is such that it will continue as a substantial impediment to the Employee's ability to substantially perform her duties hereunder.

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                  5.       Notwithstanding  anything to the  contrary  contained
herein:

                           (a)      In the  event  that the  Employee  shall die
during the term of this Agreement, the Corporation shall, in lieu of any other compensation payable hereunder, pay to the beneficiaries theretofore designated in writing by the Employee (or to the Employee's estate if no such beneficiaries shall have been designated), a sum equal to one hundred percent (100%) of the compensation payable to the Employee during the twelve (12) month period immediately preceding the Employee's death, such sum may be paid at the option of the Corporation in thirty-six (36) equal monthly installments, without interest, commencing one month following such death. To the extent that the Corporation receives the proceeds on any life insurance on the life of the Employee (as provided in Paragraph 5(e)) such proceeds shall be paid to the beneficiaries theretofore designated in writing by the Employee (or the Employee's estate if no such beneficiaries shall have been designated) to fund the obligations under this Section 5(a) and shall reduce such obligations on a dollar for dollar basis. The balance, if any, due the Employee under this
Section 5(a) shall thereafter be paid in eighteen (18) equal monthly installments, without interest, commencing one month following the receipt of such insurance proceeds by the Corporation.

                           (b)      In the event that the Employee  shall become
permanently incapacitated, then for the period prior to any termination of her employment in accordance with Paragraph 4(a)(ii)

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above,  as a result of the  Employee  becoming  permanently  incapacitated,  the
Employee shall continue to receive one hundred percent (100%) of her regular annual compensation provided for herein which is attributable to such period. Such payments shall be in addition to all income disability benefits, if any, which the Employee may receive from policies provided by or through the Corporation, including state-required short term disability.

                           (c)      In the  event  that  the  employment  of the
Employee shall be terminated by reason of the Employee becoming permanently incapacitated, then, as additional consideration for her past services to the Corporation, she shall receive one hundred percent (100%) of her then current annual base salary, in equal monthly installments, without interest, for a period of twelve (12) months from the date of such termination.

                           (d)      In  the  event  of  a  termination   of  the
Employee's employment for Cause, the Employee shall not be entitled to any payments other than such compensation as shall have been earned by her prior to the occurrence of the event giving rise to the termination and not paid as of the date of such termination.

                           (e)      In the  event  that  the  Corporation  shall
desire to fund the death benefits payable under Paragraph 5(a) above with a policy or policies of insurance on the life of the Employee or the disability benefits payable under Paragraphs 5(b) and 5(c) above with a disability policy, the Employee shall cooperate with the Corporation in obtaining such insurance policy(ies) and shall submit to such medical examinations and execute such documents as may be required in connection with the obtaining of such insurance.

                  6. The Employee acknowledges that, because of her duties and her position of trust under this Agreement, she will become familiar with trade secrets and other confidential information (including, but not limited to, operating methods and procedures, secret lists of actual and potential sources of supply, customers and employees, costs, profits, markets, sales and plans for future developments) which are valuable assets and property rights of the Corporation and not publicly known. Except in connection with the performance of her duties for the Corporation, the Employee agrees that she will not, during or at any time after the term of this Agreement, either directly or indirectly, disclose to any person, firm or corporation such trade secrets or other confidential information, including, but not limited to, any facts concerning the systems, methods, procedures or plans developed or used by the Corporation. The Employee agrees to retain all such trade secrets and other confidential information in a fiduciary capacity for the sole benefit of the Corporation, its successors and assigns. Upon termination of her employment by the Corporation or at any time that the Corporation may so request, the Employee will surrender to the Corporation all non-public papers, notes, reports and other documents (and all copies thereof) relating to the business of the Corporation which she may then possess or have under her control.

                  7. For a period of one (1) year following the expiration or earlier termination of this Agreement, the Employee shall not, without the prior written consent of the Corporation, directly or indirectly:

                           (a)      solicit any business for or from, or become
associated with, as principal, agent, employee, consultant, or in any other capacity, any person who, or entity which, at the time of, or during the twelve
(12) months immediately preceding such expiration or termination was in direct competition with the Corporation;

                           (b)      become   a   principal,   agent,   employee,
consultant, or otherwise become associated with any person who, or entity which, has taken affirmative action which would permit such entity or person to actually engage in direct competition with the Corporation during a period of one (1) year following the expiration or earlier termination of this Agreement.

                  8. The provisions of Paragraphs 6 and 7 of this Agreement are of a unique nature and of extraordinary value and of such a character that a material breach of the provisions of either Paragraphs 6 or 7 of this Agreement by the Employee will result in irreparable damage and injury to the Corporation for which the Corporation will not have any adequate remedy at law. Therefore, in the event that the Employee commits or threatens to commit any such breach, the Corporation will have (a) the right and remedy to have the provisions of Paragraphs 6 and 7 of this Agreement specifically enforced by any court having equity jurisdiction, it being agreed that in any proceeding for an injunction, and upon any motion for a temporary or permanent injunction, the Employee's ability to answer in damages shall not be a bar or interposed as a defense to the granting of such injunction and (b) the right and remedy to require the Employee to account for and to pay over to the Corporation all compensation, profits, monies, accruals, increments and other benefits (hereinafter referred to collectively as the "Benefits") derived or received by her as a result of any transactions constituting a breach of any of the provisions of Paragraphs 6 and 7 of this Agreement, and the Employee hereby agrees to account for and pay over such Benefits to the Corporation. Each of the rights and remedies enumerated in (a) and (b) above shall be independent of the other, and shall be severally enforceable, and all of such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Corporation under law or in equity.

                  9.       (a)      For  purposes  of  this   Paragraph  9,  the
following definitions shall have the following meanings:

                  "Change in Control" shall mean:

                           (i)      on or after  the date of  execution  of this
Agreement, any person (which, for all purposes hereof, shall include, without limitation, an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate and a trustee, executor, administrator or other legal representative) (a "Person") or any group of two or more Persons acting in concert becoming the

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beneficial  owner,  directly or  indirectly,  of securities  of the  Corporation representing, or acquiring the right to control or direct, or to acquiring through the conversion of securities or the exercise of warrants or other rights to acquire securities, 25% or more of the combined voting power of the Corporation's then outstanding securities. Voting power means the right to vote for the election of directors. Any determination of percentage combined voting power shall be made on the basis that (x) all securities beneficially owned by the Person or group or over which control or direction is exercised by the Person or group which are convertible into securities carrying voting rights have been converted (whether or not then convertible) and all options, warrants or other rights which may be exercised to acquire securities beneficially owned by the Person or group or over which control of direction is exercised by the Person or group have been exercised (whether or not then exercisable), and (y) no such convertible securities have been converted by any other Person and no such option, warrants or other rights have been exercised by any other Person; or

                           (ii)     at  any  time  subsequent  to  the  date  of
execution of this Agreement there shall be elected or appointed to the Board of Directors of the Corporation any director or directors whose appointment or election by the Board of Directors or nomination for election by the Corporation's shareholders was not approved by a vote of at least a majority of the directors then still in office who were either directors on the date of execution of this

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Agreement  or whose  election or  appointment  or  nomination  for  election was previously so approved; or

                           (iii)    a  reorganization,   merger,  consolidation,
combination, corporate restructuring or similar transaction (an "Event"), in each case, in respect of which the beneficial owners of the outstanding Corporation voting securities immediately prior to such Event do not, following such Event, beneficially own, directly or indirectly, more than 51% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Corporation and any resulting Parent in substantially the same proportions as their ownership, immediately prior to such Event, of the outstanding Corporation voting securities; or

                           (iv)     an Event  involving  the Company as a result
of which 25% or more of the members of the board of directors of the Parent or the Company are not persons who were members of the Board of Directors immediately prior to the earlier of (x) the Event, (y) execution of an agreement the consummation of which would result in the Event, or (z) announcement by the Corporation of an intention to effect the Event; or

                           (v)      Edward  Sellian  shall  no  longer  serve as
Chairman of the Board of the Corporation or shall no longer be actively involved in the business of the Corporation; or

                           (vi)     the Board of  Directors  adopts a resolution
to the effect that, for purposes of this Agreement, a Change in Control has occurred.

                           "Code" shall mean the Internal  Revenue Code of 1986,
as amended.

                           "Change in Control Date" shall be any date during the
term of this Agreement on which a Change in Control occurs. Anything in this Agreement to the contrary notwithstanding, if the Employee's employment is terminated within six months prior to the date on which a Change in Control occurs, and it is reasonably demonstrated that such termination (i) was at the request of a third party who has taken steps reasonably calculated or intended to effect a Change in Control or (ii) otherwise arose in connection with or anticipation of a Change in Control, then for all purposes of this Agreement the "Change in Control Date" shall mean the date immediately prior to the date of such termination.

                           "Parent"   means  any  entity   which   directly   or
indirectly through one or more other entities owns or controls more than 50% of the voting stock or common stock of the Corporation.

                           "Protection Period" means the period beginning on the
Change in Control Date and ending twenty-four months following the Change in Control Date.

                  (b) The Employee may terminate this Agreement after a Change of Control Date and during any Protection Period.

                  (c) If, during a Protection Period, the Employee's employment shall be terminated by the Corporation other than for Cause or permanent disability or other than as a result of the Employee's death or if the Employee shall terminate her employment pursuant to Paragraph 9(b), the Corporation shall pay to the

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Employee in a lump sum in cash within 10 days after the date of termination  the aggregate of the following amounts and shall provide the following benefits:

                   (i) The Employee's full base salary and vacation pay (for vacation not taken) accrued but unpaid through the date of termination at the rate in effect at the time of the termination;

             (ii) A lump sum severance payment in an amount equal to 300% of the Employee's "Annual Compensation." For purposes of this Agreement, "Annual Compensation" shall be an amount equal to the aggregate of the Employee's annual cash compensation (other than bonus) from the Corporation, whether paid currently or deferred in effect immediately prior to the date of termination or Change in Control (whichever is greater) plus the highest bonus payable to the Employee (whether paid currently or deferred by the Employee) for any of the Corporation's three fiscal years preceding the date of termination or Change in Control (whichever is greater).

                  (iii) Within 30 days of the date of termination, upon surrender by the Employee of her outstanding options to purchase common shares of the Corporation ("Common Shares") granted to the Employee pursuant to the 1995 Stock Option Plan of the Corporation (the "Outstanding Options"), an amount in respect of each Outstanding Option equal to the difference between the exercise price of such Outstanding Options and the higher of (x) the fair market value of the Common Shares at the time of such termination, and (y) the highest price paid for Common Shares or, in the cases of securities convertible into Common Shares or carrying a right to acquire Common Shares, the highest effective price (based on the prices paid for such securities) at which such securities are convertible into Common Shares or at which Common Shares may be acquired, by any person or group whose acquisition of voting securities has resulted in a Change in Control of the Corporation.

                  (d) If, during a Protection Period, the Employee's employment shall be terminated by the Corporation other than for Cause or permanent disability or other than as a result of the Employee's death or if the Employee shall terminate her employment pursuant to Paragraph 9(b), the Corporation shall pay the Employee's medical insurance premiums for one year after the date of termination.

                  (e) The Corporation's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Corporation may have against the Employee or others. In no event shall the Employee be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Employee under any of the provisions of this Agreement. The Corporation agrees to pay, upon written demand therefor by the Employee, all legal fees and expenses which the Employee may reasonably incur as a result of any dispute or contest (regardless of the outcome thereof) by or with the Corporation or others regarding the validity or enforceability of, or liability under, any provision of this Agreement. In any such action brought by the Employee for damages or to enforce any provisions of this Agreement, she shall be entitled to seek both legal and equitable relief and remedies, including, without limitation, specific performance of the Company's obligations hereunder, his sole discretion.

                  (f) (i) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution made, or benefit provided (including, without limitation, the acceleration of any payment, distribution or benefit and the acceleration or exercisability of any stock option), by the Corporation to or for the benefit of the Employee (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Paragraph 9(f) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code (or any similar excise tax) or any interest or penalties are incurred by the Employee with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any Excise Tax, income tax or payroll tax) imposed upon the Gross-Up Payment and any interest or penalties imposed with respect to such taxes, the Employee retains from the Gross-Up Payment an amount equal to the Excise Tax imposed upon the payments.

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

                  (ii) Subject to the provisions of Paragraph 9(f)(iii), all determinations required to be made under this Paragraph 9(f)(iii), including determination of whether a Gross-Up Payment is required and of the amount of any such Gross-Up Payment, shall be made by the independent certified public accountants for the Corporation (the "Accounting Firm") which shall provide detailed supporting calculations both to the Corporation and the Employee within 15 business days of the date of termination, of applicable, or such earlier time as is requested by the Corporation, provided that any determination that an Excise Tax is payable by the Employee shall be made on the basis of substantial authority. The initial Gross-Up Payment, if any, as determined pursuant to this Paragraph 9(f)(ii), shall be paid to the Employee within five business days of the receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Employee, it shall furnish the Employee with a written opinion that she has substantial authority not to report any Excise Tax on her Federal income tax return. Any determination by the Accounting Firm meeting the requirements of this Paragraph 9(f)(ii) shall be binding upon the Corporation and the Employee; subject only to payments pursuant to the following sentence based on a determination that additional Gross-Up Payments should have been made, consistent with the calculations required to be made hereunder (the amount of such additional payments, including any interest and penalties, are referred to herein as the "Gross-Up Underpayment"). In the event that the Corporation exhausts its remedies pursuant to Section 9(f)(iii) and the Employee thereafter is required to make a payment of any Excise tax, the Accounting Firm shall determine the amount of the Gross-Up Underpayment that has occurred and any such Gross-Up Underpayment shall be promptly paid by the Corporation to or for the benefit of the Employee. The fees and disbursements of the Accounting Firm shall be paid by the Corporation.

            (iii) The Employee shall notify the Corporation in writing of any claim by the Internal Revenue Service that, if successful, would require the payment by the Corporation of a Gross-Up Payment. Such notification shall be given as soon as practicable but not later than ten business days after the Employee receives written notice of such claim and shall apprise the Corporation of the nature of such claim and the date on which such claim is requested to be paid. The Employee shall not pay such claim prior to the expiration of the 30-day period following the date on which it gives such notice to the Corporation (or such shorter period ending on the date that any payment of taxes with respect to such claim is due). If the Corporation notifies the Employee in writing prior to the expiration of such period that it desires to contest such claim and that it will bear the costs and provide the indemnification as required by this sentence, the Employee shall:

                  (a)      give  the  Corporation  any  information   reasonably
requested by the Corporation relating to such claim,

                  (b) take such action in connection with contesting such claim as the Corporation shall reasonably request in writing from time to time, including, without limitation, accepting legal representation with respect to such claim by an attorney reasonably selected by the Corporation and reasonably satisfactory to the Employee,

                  (c) cooperate with the Corporation in good faith in order effectively to contest such claims, and

                  (d) permit the Corporation to participate in any proceedings relating to such claim; PROVIDED HOWEVER, that the Corporation shall bear and pay directly all costs and expenses (including additional interest and penalties) incurred in connection with such contest and shall indemnify and hold the Employee harmless, on an after-tax basis, for any Excise Tax, income tax or payroll tax, including interest and penalties with respect thereto, imposed as a result of such representation and payment of costs and expenses. Without limitation on the foregoing provisions of this Paragraph 9(f)(iii), the Corporation shall control all proceedings taken in connection with such contest and, at its sole option, may pursue or forego any and all administrative appeals, proceedings, hearings and conferences with the taxing authority in respect of such claim and may, at its sole option, either direct the Employee to pay the tax claimed and sue for a refund or contest the claim in any permissible manner, and the Employee agrees to prosecute such contest to a determination before any administrative tribunal, in a court of initial jurisdiction and in one or more appellate courts, as the Corporation shall determine; PROVIDED HOWEVER, that if the Corporation directs the

Employee to pay such claim and sue for a refund, the Corporation shall advance the amount of such payment to the Employee, on an interest-free basis and shall indemnify and hold the Employee harmless, on an after-tax basis, from any Excise Tax, income tax or payroll tax, including interest or penalties with respect thereto, imposed with respect to such advance; AND FURTHER PROVIDED that any extension of the statute of limitations relating to the payment of taxes for the taxable year of the Employee with respect to which such contested amount is claimed to be due is limited solely to such contested amount. Furthermore, the Corporation's control of the contest shall be limited to issues with respect to which a Gross-Up Payment would be payable hereunder and the Employee shall be entitled to settle or contest, as the case may be, any other issue raised by the Internal Revenue Service or any other taxing authority.

                  (iv) If, after the receipt by the Employee of an amount advanced by the Corporation pursuant to Paragraph 9(f), the Employee becomes entitled to receive any refund with respect to such claim, the Employee shall (subject to the Corporation's complying with the requirements of Paragraph 9(f) promptly pay to the Corporation the amount of such refund (together with any interest paid or credited thereon after taxes applicable thereto). If, after the receipt by the Employee of an amount advanced by the Corporation pursuant to Paragraph 9(f), a determination is made that the Employee shall not be entitled to any refund with respect to such claim and the Corporation does not notify the Employee in writing of its intent to contest such denial of refund prior to the expiration of 30 days after such determination, then any obligation of the Employee to repay such advance shall be forgiven and the amount of such advance shall offset, to the extent thereof, the amount of Gross-Up Payment required to be paid.

                  (g) SUCCESSORS. The Corporation will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Corporation and any Parent of the Corporation or any successor and without regard to the form of transaction utilized by the parent to acquire the business or assets of the Corporation, to assume expressly an agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession or Parentage had taken place. As used in this Agreement, "Corporation" shall mean the Corporation as hereinbefore defined and any successor) which is required by this clause to assume and agree to perform this Agreement or which otherwise assumes and agrees to perform this Agreement.

                  10. In the event that any provision, or any portion of any provision, of this Agreement shall be held to be void or unenforceable, the remaining provisions of this Agreement, and the remaining portion of any provision found void or unenforceable in part only, shall continue in full force and effect.

                  11. The Employee represents and warrants that she has made no commitment of any kind whatsoever inconsistent with the provisions of this Agreement and that she is under no disability of any kind to enter into this Agreement and to perform all of her obligations hereunder.

                  12. This Agreement shall inure to the benefit of and shall be binding upon the parties and their respective successors and permitted assigns. This Agreement being personal to the Employee, cannot be assigned by her. This Agreement may be assigned by the Corporation in the event and in connection with a merger, consolidation or sale of all or substantially all of the assets of the Corporation provided that the assignee agrees in writing to assume all of the obligations of the Corporation under this Agreement and such assignment shall not relieve the Corporation of its obligations hereunder. Prompt written notice of such assignment shall be provided by the Corporation to the Employee.

                  13. Any dispute or controversy between the parties relating to or arising out of this Agreement or any amendment or modification hereof shall be determined by the [Supreme Court], County of Martin, State of Florida. The service of any notice, process, motion or other document in connection with an action under this Agreement, may be effectuated by either personal service upon a party or by certified mail duly addressed to her at her address set forth on page 1 hereof.

                  14. Any notice or communication required or permitted to be given hereunder shall be deemed duly given if delivered personally or sent by registered or certified mail, return receipt requested, to the address of the intended recipient as herein set forth or to such other address as a party may theretofore have specified in writing to the other. Any notice or communication intended for the Corporation shall be addressed to the attention of its Board of Directors.

                  15. A waiver of any breach or violation of any term, provision, agreement, covenant, or condition herein contained shall not be deemed to be a continuing waiver or a waiver of any future or past breach or violation.

                  16. This Agreement constitutes the entire agreement and understanding between the Corporation and the Employee relating to the latter's employment, supersedes any prior agreement between the parties relating to such matter, shall be governed by and construed in accordance with the laws of the State of Florida and may not be changed, terminated or discharged orally.

                  IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the day and year first above written.



                                             NUCO2 INC.




                                      By:    /s/ Edward M. Sellian
                                             ----------------------------------
                                             Edward M. Sellian, Chairman of
                                             the Board and
                                             Chief Executive Officer



                                             /s/ Joann Sabatino
                                             ----------------------------------
                                             JOANN SABATINO

                                                                       EXHIBIT A

                                   NUCO2 INC.
                             2800 S.E. MARKET PLACE
                              STUART, FLORIDA 34997



                                                                October 16, 1996



To:      Joann Sabatino
         2800 S.E. Market Place
         Stuart, Florida 34997

                  We are pleased to inform you that on October 16, 1996, the Stock Option Committee of the Board of Directors of NuCo2 Inc. (the "Company") granted you an incentive stock option (the "Option") pursuant to the Company's 1995 Stock Option Plan (the "Plan"), to purchase 14,634 shares (the "Shares") of Common Stock, par value $.001 per share, of the Company, at a price of $20.50 per Share.

                  The Option may be exercised prior to October 16, 1999 (on which date the Option will, to the extent not previously exercised, expire) as follows: (i) as to one-third the number of Shares on or after October 16, 1997,
(ii) as to one-third the number of Shares on or after October 16, 1998 and (iii) as to the remaining one-third of the number of Shares on or after October 16, 1999, provided, however, that in the event that the Employment Agreement between you and the Company dated October 16, 1996 (the "Employment Agreement") is not renewed or otherwise extended prior to September 30, 1999, the Option may be exercised with respect to the remaining one-third of the number of Shares on or after October 1, 1999. In addition, in the event of a Change in Control as defined in the Employment Agreement, all portions of the Option, whether or not then exercisable, shall immediately become exercisable. You must purchase a minimum of 100 Shares each time you choose to purchase Shares, except to purchase the remaining Shares available to you.

                  The Option is issued in accordance with and is subject to and conditioned upon all of the terms and conditions of the Plan (a copy of which in its present form is attached hereto), as from time to time amended, provided, however, that no future amendment or termination of the Plan shall, without your consent, alter or impair any of your rights or obligations under the Option. Reference is made to the terms and conditions of the Plan, all of which are incorporated by reference in this option agreement as if fully set forth herein.

                  Unless at the time of the exercise of the Option a registration statement under the Securities Act of 1933, as amended (the "Act"), is in effect as to such Shares, any Shares purchased by you upon the exercise of the Option shall be acquired for investment and not for sale or distribution, and if the Company so requests, upon any exercise of the Option, in whole or in part, you will execute and deliver to the Company a certificate to such effect. The Company shall not be obligated to issue any Shares pursuant to the Option if, in the opinion of counsel to the Company, the Shares to be so issued are required to be registered or otherwise qualified under the Act or under any other applicable statute, regulation or ordinance affecting the sale of securities, unless and until such Shares have been so registered or otherwise qualified.

                  You understand and acknowledge that, under existing law, unless at the time of the exercise of the Option a registration statement under the Act is in effect as to such Shares (i) any Shares purchased by you upon exercise of the Option may be required to be held indefinitely unless such Shares are subsequently registered under the Act or an exemption from such registration is available; (ii) any sales of such Shares made in reliance upon Rule 144 promulgated under the Act may be made only in accordance with the terms and conditions of that Rule (which, under certain circumstances, restrict the number of shares which may be sold and the manner in which shares may be sold);
(iii) in the case of securities to which Rule 144 is not applicable, compliance with Regulation A promulgated under the Act or some other disclosure exemption will be required; (iv) certificates for Shares to be issued to you hereunder shall bear a legend to the effect that the Shares have not been registered under the Act and that the Shares may not be sold, hypothecated or otherwise transferred in the absence of an effective registration statement under the Act relating thereto or an opinion of counsel satisfactory to the Company that such registration is not required; (v) the Company will place an appropriate "stop transfer" order with its transfer agent with respect to such Shares; and (vi) the Company has undertaken no obligation to register the Shares or to include the Shares in any registration statement which may be filed by it subsequent to the issuance of the shares to you. In addition, you understand and acknowledge that the Company has no obligation to you to furnish information necessary to enable you to make sales under Rule 144.

                  The Option (or installment thereof) is to be exercised by delivering to the Company a written notice of exercise in the form attached hereto as Exhibit A, specifying the number of Shares to be purchased, together with payment of the purchase price of the Shares to be purchased. The purchase price is to be paid in cash or, at the discretion of the Stock Option Committee, by delivering shares of the Company's stock already owned by you and having a fair market value on the date of exercise equal to the exercise price of the Option, or a combination of such shares and cash, or otherwise in accordance with the Plan.

                  Would you kindly evidence your acceptance of the Option and your agreement to comply with the provisions hereof and of the Plan by executing this letter under the words "Agreed To and Accepted."

                                         Very truly yours,

                                         NuCo2 Inc.

                                         By:____________________________
                                            Edward M. Sellian, Chairman
                                            of the Board

AGREED TO AND ACCEPTED:

-----------------------
Joann Sabatino

                                                                       Exhibit A


NuCo2 Inc.
2800 S.E. Market Place
Stuart, Florida 34997

Ladies and Gentlemen:

                  Notice is hereby given of my election to purchase _____ shares of Common Stock, $.001 par value (the "Shares"), of NuCo2 Inc., at a price of $____ per Share, pursuant to the provisions of the incentive stock option granted to me on October 16, 1996, under the Company's 1995 Stock Option Plan. Enclosed in payment for the Shares is:

                    ____
                   /___/            my check in the amount of $________.

               ----
             */___/ ___________ Shares having a total value $________, such value being based on the closing price(s) of the Shares on the date hereof.

                  The following information is supplied for use in issuing and registering the Shares purchased hereby:

                  Number of Certificates
                     and Denominations             ___________________

                  Name                             ___________________

                  Address                          ___________________

                                                   ___________________

                  Social Security Number           ___________________

Dated:            _______________

                                                   Very truly yours,


                                                   __________________________
                                                   Joann Sabatino

*Subject to the approval of the
 Stock Option Committee

                                                                       EXHIBIT B



                                   NUCO2 INC.
                             2800 S.E. MARKET PLACE
                              STUART, FLORIDA 34997




                                                                October 16, 1996



To:      Joann Sabatino
         2800 S.E. Market Place
         Stuart, Florida 34997

                  We are pleased to inform you that on October 16, 1996, the Stock Option Committee of the Board of Directors of NuCo2 Inc. (the "Company") granted you a non-qualified stock option (the "Option") pursuant to the Company's 1995 Stock Option Plan (the "Plan"), to purchase 85,366 shares (the "Shares") of Common Stock, par value $.001 per share, of the Company, at a price of $20.50 per Share.

                  The Option may be exercised prior to October 16, 1999 (on which date the Option will, to the extent not previously exercised, expire) as follows: (i) as to one-third the number of Shares on or after October 16, 1997,
(ii) as to one-third the number of Shares on or after October 16, 1998 and (iii) as to the remaining one-third of the number of Shares on or after October 16, 1999, provided, however, that in the event that the Employment Agreement between you and the Company dated October 16, 1996 (the "Employment Agreement") is not renewed or otherwise extended prior to September 30, 1999, the Option may be exercised with respect to the remaining one-third of the number of Shares on or after October 1, 1999. In addition, in the event of a Change in Control as defined in the Employment Agreement, all portions of the Option, whether or not then exercisable, shall immediately become exercisable. You must purchase a minimum of 100 Shares each time you choose to purchase Shares, except to purchase the remaining Shares available to you.

                  The Option is issued in accordance with and is subject to and conditioned upon all of the terms and conditions of the Plan (a copy of which in its present form is attached hereto), as from time to time amended, provided, however, that no future amendment or termination of the Plan shall, without your consent, alter or impair any of your rights or obligations under the Option. Reference is made to the terms and conditions of the Plan, all of which are incorporated by reference in this option agreement as if fully set forth herein.

                  Unless at the time of the exercise of the Option a registration statement under the Securities Act of 1933, as amended (the "Act"), is in effect as to such Shares, any Shares purchased by you upon the exercise of the Option shall be acquired for investment and not for sale or distribution, and if the Company so requests, upon any exercise of the Option, in whole or in part, you will execute and deliver to the Company a certificate to such effect. The Company shall not be obligated to issue any Shares pursuant to the Option if, in the opinion of counsel to the Company, the Shares to be so issued are required to be registered or otherwise qualified under the Act or under any other applicable statute, regulation or ordinance affecting the sale of securities, unless and until such Shares have been so registered or otherwise qualified.

                  You understand and acknowledge that, under existing law, unless at the time of the exercise of the Option a registration statement under the Act is in effect as to such Shares (i) any Shares purchased by you upon exercise of the Option may be required to be held indefinitely unless such Shares are subsequently registered under the Act or an exemption from such registration is available; (ii) any sales of such Shares made in reliance upon Rule 144 promulgated under the Act may be made only in accordance with the terms and conditions of that Rule (which, under certain circumstances, restrict the number of shares which may be sold and the manner in which shares may be sold);
(iii) in the case of securities to which Rule 144 is not applicable, compliance with Regulation A promulgated under the Act or some other disclosure exemption will be required; (iv) certificates for Shares to be issued to you hereunder shall bear a legend to the effect that the Shares have not been registered under the Act and that the Shares may not be sold, hypothecated or otherwise transferred in the absence of an effective registration statement under the Act relating thereto or an opinion of counsel satisfactory to the Company that such registration is not required; (v) the Company will place an appropriate "stop transfer" order with its transfer agent with respect to such Shares; and (vi) the Company has undertaken no obligation to register the Shares or to include the Shares in any registration statement which may be filed by it subsequent to the issuance of the shares to you. In addition, you understand and acknowledge that the Company has no obligation to you to furnish information necessary to enable you to make sales under Rule 144.

                  The Option (or installment thereof) is to be exercised by delivering to the Company a written notice of exercise in the form attached hereto as Exhibit A, specifying the number of Shares to be purchased, together with payment of the purchase price of the Shares to be purchased. The purchase price is to be paid in cash or, at the discretion of the Stock Option Committee, by delivering shares of the Company's stock already owned by you and having a fair market value on the date of exercise equal to the exercise price of the Option, or a combination of such shares and cash, or otherwise in accordance with the Plan.

                  Would you kindly evidence your acceptance of the Option and your agreement to comply with the provisions hereof and of the Plan by executing this letter under the words "Agreed To and Accepted."

                                            Very truly yours,

                                            NuCo2 Inc.

                                            By:____________________________
                                               Edward M. Sellian, Chairman
                                               of the Board


AGREED TO AND ACCEPTED:


-----------------------
Joann Sabatino

                                    EXHIBIT A


NuCo2 Inc.
2800 S.E. Market Place
Stuart, Florida 34997

Ladies and Gentlemen:

                  Notice is hereby given of my election to purchase _____ shares of Common Stock, $.001 par value (the "Shares"), of NuCo2 Inc., at a price of $____ per Share, pursuant to the provisions of the non-qualified stock option granted to me on October 16, 1996, under the Company's 1995 Stock Option Plan. Enclosed in payment for the Shares is:

                    ____
                   /___/            my check in the amount of $________.

               ----
             */___/ ___________ Shares having a total value $________, such value being based on the closing price(s) of the Shares on the date hereof.

                  The following information is supplied for use in issuing and registering the Shares purchased hereby:

                  Number of Certificates
                     and Denominations           ___________________

                  Name                           ___________________

                  Address                        ___________________

                                                 ___________________

                  Social Security Number         ___________________


Dated:            _______________

                                                 Very truly yours,


                                                 __________________________
                                                 Joann Sabatino

*Subject to the approval of the
 Stock Option Committee